PROMISSORY NOTE AMENDMENT No. 4

This PROMISSORY NOTE AMENDMENT NO. 4 (the “Amendment”) is made as of May 31, 2017 (the “Amendment Date”) by and between DOCUMENT SECURITY SYSTEMS, INC. (the “Borrower”), a corporation formed under the laws of the State of New York, with offices at 200 Canal View Boulevard, Suite 300, Rochester, New York 14623 and CONGREGATION NOAM ELIMELECH (the “Lender”).

This Amendment amends the Promissory Note (“Note”), dated May 24, 2013, made among Borrower and Lender, as follows. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Note.

The parties agree as follows:

1. Section 1 of the Note shall be, and hereby is, amended to read in its entirety as follows:

“1.	Maturity. The aggregate outstanding Principal Amount, together with all accrued interest thereon and expenses incurred by the Lender in connection herewith (cumulatively, the “Outstanding Amount”), shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) December 31, 2018 (the “Scheduled Maturity Date”) and (ii) the acceleration of this Note upon the occurrence of an Event of Default.”

2. Section 2 of the Note shall be, and hereby is, amended to read in its entirety as follows:

“2.	Principal and Interest. Borrower shall continue to make principal payments in accordance with the attached Exhibit A (“Payment Schedule”) until the Maturity Date. In addition to the monthly principal payments, Borrower shall make monthly interest payments which shall accrue on the then outstanding balance of the Principal Amount at a fixed interest rate equal to 9% per annum. Accrued interest shall be payable in cash in arrears on the last day of each calendar month until the Principal Amount is paid in full. If at any time the outstanding Principal Amount shall be paid in full, then all accrued interest shall be payable at the time of such principal payment.”

3. Note Ratified. Except as expressly amended hereby, the Note and previously executed amendments thereto are in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Amendment and all of its terms, provisions and conditions shall be deemed to be a part of the Note.

4. No Events of Default. The Borrower confirms that, as of the date hereof, there exists no condition or event that constitutes (or that would after expiration of applicable grace or cure periods constitute) an Event of Default.

5. Costs and Expenses. Borrower agrees to pay any and all reasonable costs incurred in connection with preparation for closing, the closing, and post-closing items relating to this Amendment.

6. Governing Law. This Amendment, together with all of the rights and obligations of the parties hereto, shall be construed and interpreted in accordance with the laws of the State of New York, excluding the laws applicable to conflicts or choice of law.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives by their signatures below.

CONGREGATION NOAM ELIMELECH (Lender)

/s/ Mayer Laufer
By:	Mayer Laufer
Title:	President

DOCUMENT SECURITY SYSTEMS, INC. (Borrower)

/s/ Philip Jones
By:	Philip Jones
Title:	Chief Financial Officer

2

Exhibit A

Payment Schedule

$850,000 Promissory Note with Congregation Noam Elimelech Dated May 24, 2013 due May 31, 2017- extension until December 31, 2018

Beginning Balance	Principal Payment	$ 850,000	Interest	Interest due
1/31/2015			9%	6,375
2/28/2015	$15,000	835,000	9%	6,375
3/31/2015	$15,000	820,000	9%	6,263
4/30/2015	$15,000	805,000	9%	6,150
5/31/2015	$15,000	790,000	9%	6,038
6/30/2015	$15,000	775,000	9%	5,925
7/31/2015	$15,000	760,000	9%	5,813
8/31/2015	$15,000	745,000	9%	5,700
9/30/2015	$15,000	730,000	9%	5,588
10/31/2015	$15,000	715,000	9%	5,475
11/30/2015	$15,000	700,000	9%	5,363
12/31/2015	$15,000	685,000	9%	5,250
1/31/2016	$15,000	670,000	9%	5,138
2/29/2016	$15,000	655,000	9%	5,025
3/31/2016	$15,000	640,000	9%	4,913
4/30/2016	$15,000	625,000	9%	4,800
5/31/2016	$15,000	610,000	9%	4,688
6/30/2016	$15,000	595,000	9%	4,575
7/31/2016	$15,000	580,000	9%	4,463
8/31/2016	$15,000	565,000	9%	4,350
9/30/2016	$15,000	550,000	9%	4,238
10/31/2016	$15,000	535,000	9%	4,125
11/30/2016	$15,000	520,000	9%	4,013
12/31/2016	$15,000	505,000	9%	3,900
1/31/2017	$15,000	490,000	9%	3,788
2/28/2017	$15,000	475,000	9%	3,675
3/31/2017	$15,000	460,000	9%	3,563
4/30/2017	$15,000	445,000	9%	3,450
5/31/2017	$15,000	430,000	9%	3,338
Extension
6/30/2017	$15,000	415,000	9%	3,225
7/31/2017	$15,000	400,000	9%	3,113
8/31/2017	$15,000	385,000	9%	3,000
9/30/2017	$15,000	370,000	9%	2,888
10/31/2017	$15,000	355,000	9%	2,775
11/30/2017	$15,000	340,000	9%	2,663
12/31/2017	$15,000	325,000	9%	2,550
1/31/2018	$15,000	310,000	9%	2,438
2/28/2018	$15,000	295,000	9%	2,325
3/31/2018	$15,000	280,000	9%	2,213
4/30/2018	$25,000	255,000	9%	2,100
5/31/2018	$30,000	225,000	9%	1,913
6/30/2018	$30,000	195,000	9%	1,688
7/31/2018	$30,000	165,000	9%	1,463
8/31/2018	$30,000	135,000	9%	1,238
9/30/2018	$30,000	105,000	9%	1,013
10/31/2018	$30,000	75,000	9%	788
11/30/2018	$30,000	45,000	9%	563
12/31/2018	$45,000	-	9%	338

3